UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2018

MDU RESOURCES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-03480	41-0423660
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 West Century Avenue

P.O. Box 5650

Bismarck, North Dakota 58506-5650

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 21, 2017, MDU Resources Group, Inc. (“Old MDU”) announced that its board of directors had authorized management to evaluate and pursue a holding company reorganization. On January 1, 2019, Old MDU created a new public holding company, MDU Resources Group, Inc., a Delaware corporation (formerly known as MDUR Newco, Inc., “New MDU”), by implementing a holding company reorganization (the “Merger”). Following the Merger, New MDU became the successor issuer to Old MDU pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 1.01                                           Entry into a Material Definitive Agreement.

On January 1, 2019, Old MDU implemented the Merger pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 31, 2018, by and among Old MDU, New MDU and MDU Newco Sub, Inc., a Delaware corporation (“Merger Sub”), which resulted in New MDU owning all of the outstanding capital stock of Old MDU. Pursuant to the Merger, Merger Sub, a direct, wholly-owned subsidiary of New MDU and an indirect, wholly-owned subsidiary of Old MDU, merged with and into Old MDU, with Old MDU surviving as a direct, wholly-owned subsidiary of New MDU. Each share of each class of Old MDU stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of New MDU stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old MDU stock being converted. Accordingly, upon consummation of the Merger, Old MDU’s stockholders immediately prior to the consummation of the Merger became stockholders of New MDU. The stockholders of Old MDU will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the Merger.

The Merger was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. After the Merger, stock certificates that previously represented shares of a class of Old MDU stock now represent the same number of shares of the corresponding class of New MDU stock. No vote or action of Old MDU’s stockholders is required or requested. Following the consummation of the Merger, shares of New MDU Common Stock (as defined herein) continue to trade on the New York Stock Exchange (the “NYSE”) on an uninterrupted basis under the symbol “MDU” with the same CUSIP number (552690109).

The foregoing descriptions of the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2(a) and which is incorporated by reference herein.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, Old MDU notified the NYSE that the Merger had been completed. Following the consummation of the Merger, shares of New MDU common stock, par value $1.00 per share (the “New MDU Common Stock”), continue to trade on the NYSE on an uninterrupted basis under the symbol “MDU.” In addition, the NYSE is expected to file with the Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist shares of Old MDU’s common stock, par value $1.00 per share (the “Old MDU Common Stock”), from the NYSE and deregister the Old MDU Common Stock under Section 12(b) of the Exchange Act. Old MDU intends to file with the Commission a certificate on Form 15 requesting that the Old MDU Common Stock be deregistered under the Exchange Act, and that Old MDU’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of New MDU to the Exchange Act Section 12(b) registration and reporting obligations of Old MDU).

Item 3.03                                           Material Modification of Rights of Securityholders.

Upon consummation of the Merger, each share of each class of Old MDU stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of New MDU stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old MDU stock that was converted.

The information set forth in Item 1.01 and Item 5.03 of this Form 8-K is hereby incorporated by reference in this Item 3.03 of this Form 8-K.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, to the fullest extent permitted by applicable law, New MDU adopted and assumed sponsorship of the Old MDU Equity Plans (as defined herein), along with all of Old MDU’s rights and obligations under the Old MDU Equity Plans, and Old MDU shall have no further rights or obligations with respect to each equity award (the “Awards”) issued under the Old MDU Equity Plans or granted by Old MDU outside of the Old MDU Equity Plans pursuant to NYSE Rule 308A.08 that was outstanding and unexercised, unvested and not yet paid or payable immediately prior to the Merger, which Awards were converted into a right to acquire or vest in a share of New MDU capital stock of the same class and with the same rights and privileges relative to New MDU that such share underlying such Award had relative to Old MDU immediately prior to the Merger on otherwise the same terms and conditions as were applicable immediately prior to the Merger. “Old MDU Equity Plans” means, collectively, the MDU Resources Group, Inc. Non-Employee Director Long-Term Incentive Compensation Plan, as amended to date, the MDU Resources Group, Inc. Long-Term Performance-Based Incentive Plan, as amended to date, the MDU Resources Group, Inc. 401(k) Retirement Plan, as amended to date, and any and all subplans, appendices or addendums thereto, and any and all agreements evidencing Awards.

The information set forth in Item 1.01 of this Form 8-K is hereby incorporated by reference in this Item 5.02 of this Form 8-K.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 1, 2019, the Restated Certificate of Incorporation of Old MDU (the “Old MDU Charter”) was amended pursuant to the Merger to, among other things, change Old MDU’s corporate name from MDU Resources Group, Inc. to Montana-Dakota Utilities Co.

In addition, the Old MDU Charter was amended pursuant to the Merger to add a provision, which is required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving Old MDU, other than the election or removal of directors, that requires for its adoption under the DGCL or the Old MDU Charter the approval of the stockholders of Old MDU shall require the approval of the stockholders of New MDU by the same vote as is required by the DGCL and/or the Old MDU Charter.

The foregoing descriptions of the amendments to the Old MDU Charter do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Merger, which includes the amendments to the Old MDU Charter, and which is filed as Exhibit 3(a), and is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
2(a)	Agreement and Plan of Merger, dated December 31, 2018, by and among MDU Resources Group, Inc., MDUR Newco, Inc. MDU Newco Sub, Inc.

3(a)	Certificate of Merger, dated December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2019

MDU RESOURCES GROUP, INC.

By:	/s/ Daniel S. Kuntz
Daniel S. Kuntz
Vice President, General Counsel and Secretary